UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007

JOHN H. HARLAND COMPANY

 (Exact name of registrant as specified in its charter)

Georgia	1-06352	58-0278260
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2939 Miller Road
Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (770) 981-9460

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On March 19, 2007, John H. Harland Company distributed the employee communication attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Employee communication, dated March 19, 2007, from Tim Tuff to all employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN H. HARLAND COMPANY
(Registrant)

Date: March 19, 2007
	By:	/s/ Philip A. Theodore
Philip A. Theodore
Senior Vice President and
General Counsel

Exhibit Index

99.1	Employee communication, dated March 19, 2007, from Tim Tuff to all employees.